UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

March 4, 2010

AMERICAN EAGLE OUTFITTERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33338	13-2721761
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Hot Metal Street Pittsburgh, Pennsylvania	15203-2329
(Address of principal executive offices)	(Zip Code)

(412) 432-3300

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	Results of Operations and Financial Condition
The information in this Item 2.02 of Form 8-K, including the accompanying exhibits, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

On March 4, 2010, American Eagle Outfitters, Inc. (the "Company") issued a press release announcing, among other things, the Company's February 2010 sales.  A copy of the press release is attached hereto as Exhibit 99.1. The Company's Management issued a recorded sales commentary on March 4, 2010 to review the Company's sales results for the month ended February 27, 2010.  Additionally, Management reiterated its fourth quarter 2009 earnings guidance in both the press release and the commentary.  A copy of the sales commentary transcript is attached hereto as Exhibit 99.2.

ITEM 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1*	Press release dated March 4, 2010 announcing February sales
99.2*	February sales commentary transcript dated March 4, 2010

* Such Exhibit is being "furnished" (not filed) pursuant to Item 2.02 of the Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EAGLE OUTFITTERS, INC.
(Registrant)

Date: March 4, 2010	By:	/s/Joan Holstein Hilson
Joan Holstein Hilson
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1*	Press release dated March 4, 2010 announcing February sales
99.2*	February sales commentary transcript dated March 4, 2010

* Such Exhibit is being "furnished" (not filed) pursuant to Item 2.02 of the Current Report on Form 8-K.